__________________________________



License Agreement



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this agreement made this 2nd day of January, 1997



between:



               Southern Ventures, Inc.

               15000 Hyw. 11 North

               Cottondale, Alabama  35453

               (hereinafter called the 'Licensee')



of the first part

and



               National Synfuels, Inc.

               1600 - 609 Granville Street

               Vancouver, B.C.  V7Y 1C3

               Canada

               (hereinafter called 'Licenser')



of the second part





WHEREAS  the Licenser is engaged in the research,

development and manufacture of certain commercial and

industrial equipment (herein called the 'Equipment') and

processes for, inter alia, the production of chemicals from

carbonaceous materials;



AND WHEREAS  the Licenser in the course of its operations

has obtained 'know how', patents, developed secret processes and formulae for the manufacture and operation of the

Equipment and has acquired technical data consisting

principally of reports, drawings, specifications, blueprints and written descriptions of manufacturing processes for the

Equipment (all of which is hereinafter called the 'Licensed

Processes') and is willing to grant the right to use said

Licensed Processes within the Licensed Area.



AND WHEREAS  the Licensee desires to engage in the

manufacture and use of the Equipment in the Licensed Area.



AND WHEREAS  the Licensee desires to acquire the aforesaid

right to use said Licensed Processes belonging to the

Licenser in a Licensed Area;

NOW THEREFORE the parties hereto mutually covenant and agree as follows:



1. Definitions



As used in this agreement, the following terms shall have

the following definitions unless the context clearly

requires otherwise:



a) 'Licensed Area' means the Chemical Synthesis Unit (CSU)

situated at 'All Southern Ventures, Inc. Projects,' based on patent #4,385,905 'Gasification of Solid Carbonaceous Fuels'

or modifications thereof as required by the Licencee for

implementation of its projects.



b) 'Licensed Processes' means the Licenser's manufacturing

processes and systems for producing and assembling the

Equipment developed or acquired by the Licenser prior to the date of this agreement and any information either written or oral which could reasonably be construed as relating

thereto.



c) 'Licensed Processes' means any and all Equipment or

systems produced under any Licensed Process.



2. Secret Processes



a) Licenser hereby grants to Licensee the exclusive and

perpetual right to manufacture and use the Licensed

Processes within a Licensed Area.  The Licensed Processes

shall be transferred to the Licensee as soon as possible

after the date of this agreement; such transfer to be

completed not later than ninety (90) days from the date of

this agreement, in the form of reports, drawings, designs,

specification, blueprints and written descriptions of

manufacturing processes which will be delivered to Licensee.



b) By such grant, Licensee agrees not to disclose the

Licensed Processes to any one else for any use whatsoever.

By such grant, Licenser shall have the exclusive right to

prevent the unauthorized use of the Licensed Processes and

the unauthorized use and sale of the Licensed Processes in

any Licensed Area.



c) Licenser shall furnish in good faith the data and other

material sufficient to transfer the Licensed Processes

covered by this agreement.  Licenser warrants that the

processes, formulae, technical data and know how will be

sufficient and suitable for the production of the equipment

to a quality comparable to the quality now produced by the

Licenser, provided that Licensee at all times conforms

strictly with the processes, formulae, technical data and

'know how' transferred to it by Licenser and provided that

Licensee at all times installs and uses the Equipment

required and purchases and uses the raw materials the

standard of quality required.



d) The rights and license herein granted shall include the

right to grant sub-licenses thereunder with minimum

covenants and restrictions defined herein.



e) Nothing contained in this paragraph shall be construed to grant to Licensee any right to use the Licensed Processes or to use or sell the Licensed Processes outside any Licensed

Area.



f) Licenser agrees to disclose to Licensee all developments

or improvements of the Licensed Processes that Licenser may

develop or acquire during the term of this agreement.

Licensee agrees to disclose to Licenser all technical data

and information relating to any and all developments or

improvements of the Licensed Processes that Licensee may

develop or acquire during the term of this agreement.



3. License Fee and Royalty



As consideration for the rights granted hereunder, the

Licensee shall pay to Licenser a license fee of Four

Thousand Seven Hundred an Fifty Dollars ($4,750.00) for the

right to an unlimited number of Licensed Areas as defined in

Paragraph 1.(a) plus a Royalty Fee of Two Dollars ($2.00)

per ton of material processed for each Licensed Area.



4. Term



Unless otherwise terminated as herein set out, the term of

this Agreement shall be twenty (20) years from the date of

this Agreement or such other date as the parties shall

mutually agree at which time this Agreement shall terminate.



5. Disclosure



Licensee agrees not to disclose, and to use its best

efforts, and to take all actions necessary, to prevent its

employees and suppliers from disclosing the Licensed

Processes or any information relating thereto transferred

under this agreement to any person, firm, corporation or

other business entity unless and until Licensee has obtained the prior written approval of Licenser and upon request,

will execute a Secrecy Agreement with Licenser.



6. Indemnity



Licensee shall hold Licenser free from any liability or

responsibility in connection with claims of any persons

caused by or arising from any defect in or failure of any

products manufactured by Licensee under the Licensed

Processes covered by this agreement.  Licensee further

agrees to reimburse Licenser for any claims paid by Licenser in good faith under order of any court to any person with

respect to the products manufactured by Licensee under the

Licensed Processes covered by this agreement.



7. Cancellation



a) Licenser shall have the right to cancel this agreement :

   (i) for breach or default of any of its provisions if

Licensee fails to remedy such breach or default within

thirty (30) days after Licensee has received notice from

Licenser, specifically pointing out the nature of such

breach or default, or



  (ii) in the event that Southern Ventures, Inc. or its

subsidiaries, or any sub-licensee no longer retains control

of the Plant Operating Agreement for any CSU.



b)  Any notification required or permitted herein shall be

accomplished by registered letter with return receipt.  The

date stamped by the Post Office Administration on the return receipt of the registered letter will be legally considered

to attest the fact in case of controversies and shall be

deemed to have been received within seven (7) days

thereafter.  Notices shall be sent to the Licenser and to

the Licensee at the addresses herein before set out or to

such other addresses as either party may notify to the

other.  If a party changes its address, notice thereof must

be given in writing to the other party.



c)  The failure of a party to give notice in writing to the

other party or non fulfillment of any term or condition of

this agreement shall not constitute a waiver thereof, nor

shall the waiver in writing of any breach or non fulfillment of any term or condition of this agreement constitute a

waiver of any other breach or non fulfillment of that or any other term or condition of this agreement.



8. Reversion of Rights



a) In the event

  (i) of the cancellation of this agreement as provide for

herein, or



  (ii) of the expropriation or nationalization of the

operations of the Licensee, or



  (iii) of the filing of a petition of bankruptcy or

insolvency by the Licensee, or the appointment of a receiver for substantially all of the property of the Licensee, or



  (iv) that Southern Ventures, Inc. or one of its

subsidiaries, or any sub-licensee  no longer retains control of the Plant Operating Agreement for any CSU, or



  (v) that any of the primary equipment of any plant is

seized or falls into the hands of a third party,

all properties, including all rights, titles and interests

granted by Licenser to Licensee under the terms of this

agreement shall immediately revert to Licenser.



b) In the circumstances of any reversion as set forth in

subparagraph (a) above, Licensee agrees to forbear from

using the Licensed Processes immediately upon receiving

notice thereof from Licenser.  Licensee further agrees that

said forbearance from the use and exploitation of the

Licensed Processes shall be binding upon its successors and

assigns.



9. Arbitration

Unless otherwise settled by the parties, all disputes,

controversies or differences which may arise between the

parties out of or in relation to or in connection with this

agreement shall be finally settled by arbitration pursuant

to the appropriate arbitration legislation of the Licensed

Area.



10. Miscellaneous



a) Nothing contained herein or done hereunder shall be

construed as constituting either party the agent of the

other in any sense of the word whatsoever.



b) This agreement contains the entire agreement between the

parties and no representations, inducements or agreements,

oral or otherwise, not embodied herein shall have any force

or effect.



e) Any agreement hereafter made shall be ineffective to

change, modify, add or discharge in whole or in part, the

obligations and duties under this agreement unless such

agreement is in writing and signed by each party hereto.



f) Time shall be of the essence of this agreement and every

part thereof.



g) The validity of any particular provision of this

agreement shall not affect any of the provisions thereof,

but the agreement shall be construed as if such invalid

provisions were omitted.



h) This agreement shall be binding upon and inure to the

benefit of the parties hereto, for themselves and their

legal personal representatives, successors and assigns.



in witness whereof the parties hereto have executed these

presents.



                              Southern Ventures, Inc.



"David Tucker"              by        "W. B. Wood"
Witness                             Licensee





                              National Synfuels, Inc.



"David Tucker"                                     by

"Gordon Tucker"

Witness                             Licenser